Exhibit 99.1

Total System Services, Inc. One TSYS Way Post Office Box 2567 Columbus GA 31902-2567	+1.706.649.2307 +1.706.649.5740 www.tsys.com

For immediate release:

Contacts:

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

TSYS Reports 2012 Earnings Per Share Up 13.1%

Provides 2013 EPS Guidance of 10%-12% Growth

COLUMBUS, Ga., Jan. 22, 2013 — TSYS (NYSE: TSS) today reported results for the fourth quarter and full year with basic earnings per share (EPS) at $0.33 for the quarter, an increase of 3.7%, and $1.30 for the full year, an increase of 13.1% over 2011. Revenues before reimbursable items for the quarter were $418.6 million, an increase of 2.7%, and $1,618.5 million for the year, an increase of 5.0% over 2011. Total revenues were $479.1 million for the quarter and $1,871.0 million for the full year, increases of 1.5% and 3.4%, respectively, as compared to 2011. Total revenues were impacted by decreases of $4.0 million for the quarter and $15.8 million for the year in reimbursable items.

Operating margin excluding reimbursable items for the year was 22.1%, an increase of 117 basis points over last year. The increase is attributable to a 5.0% increase in revenues before reimbursable items, while expenses before reimbursable items were up only 3.5%.

“We are pleased to report that we exceeded the high end of our net income and EPS guidance for 2012. These results reflect continued strong same client transaction growth of 12.0% in our card issuer processing business. Point-Of-Sale transactions, excluding deconverted clients in the indirect merchant business, were up 9.9% and sales volume in the direct merchant business was up 12.9%. Excluding the impact of acquisitions, sales volume was up 3.2%. Also contributing to our strong results was our consolidated internal revenue growth of 5.1% for the year, combined with acquisitions in the acquiring space, which added 1.8% to our growth in revenues before reimbursable items,” said Philip W. Tomlinson, chairman and chief executive officer of TSYS.

“Our guidance for 2013 is included in the table below and we expect 6% to 8 % growth in revenues before reimbursable items and 10% to 12% EPS growth. This is the second year in a row that we have projected double digit EPS growth. We remain focused on executing our strategy of growing our existing businesses, adding strategic acquisitions and deploying capital to enhance shareholder return. In support of this strategy during 2012, we purchased 3.2 million shares of our stock for $75 million, used $190 million to invest in acquisitions, and returned $94 million in dividends to our shareholders, for a total spend of $359 million,” said Tomlinson.

	2013 Guidance
	Range (in millions, except per share amounts)			Percent Change
Total revenues	$1,955	to	$1,995	5%	to	7%
Revenues before reimbursable items	$1,711	to	$1,746	6%	to	8%
Net Income attributable to TSYS common shareholders	$266	to	$272	9%	to	11%
EPS attributable to TSYS common shareholders	$1.43	to	$1.45	10%	to	12%

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, January 22. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.

Non-GAAP Measures

The financial highlights section of this release and this release contain the non-GAAP financial measures of revenues and operating results on a constant currency basis, and revenues and operating margin excluding reimbursable items, respectively, to describe TSYS’ performance. Management uses these non-GAAP financial measures to better understand and assess TSYS’ operating results and financial performance. TSYS believes these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in understanding and evaluating its operating results.

Additional information about non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 11 and 12 of this release.

About TSYS

At TSYS, (NYSE: TSS), we believe payments should revolve around people — not the other way around. We call this belief “People-Centered PaymentsSM.” By putting people at the center of every decision we make, with unmatched customer service and industry insight, TSYS is able to support financial institutions, businesses and governments in more than 80 countries. Offering merchant payment-acceptance solutions as well as services in credit, debit, prepaid, mobile, chip, healthcare and more, we make it possible for those in the global marketplace to conduct safe and secure electronic transactions with trust and convenience.

TSYS’ headquarters are located in Columbus, Georgia, with local offices spread across the Americas, EMEA and Asia-Pacific. TSYS provides services to more than half of the top 20 international banks, is a Fortune 1000 company and was named one of the 2012 World’s Most Ethical Companies by Ethisphere magazine. For more information, please visit us at www.tsys.com.

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS’ earnings guidance for 2013 total revenues, revenues before reimbursable items, net income attributable to TSYS common shareholders and EPS attributable to TSYS common shareholders, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, the effect of current domestic and worldwide economic conditions; the material breach of security of any of TSYS’ systems; the impact of potential and completed acquisitions, including the costs associated therewith and their being more difficult to integrate than anticipated; adverse developments with respect to foreign currency exchange rates; expenses are incurred associated with the signing of a significant client; the deconversion of a significant client; changes occur in laws, rules, regulations, credit card association rules or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or number of transactions processed; the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; adverse developments with respect to the credit card industry in general, including a decline in the use of credit cards as a payment mechanism; and growth rates of TSYS’ existing clients are lower than anticipated or attrition rates of existing clients are higher than anticipated. Additional risks and other factors that could cause actual results to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

— more —

TSYS Announces Fourth Quarter 2012 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			Percent			Percent
	2012	2011	Change	2012	2011	Change

Total revenues	$479,100	472,234	1.5%	$1,870,972	1,808,966	3.4%

Cost of services	315,698	322,946	(2.2)	1,262,310	1,257,970	0.3
Selling, general and administrative expenses	73,571	59,570	23.5	251,010	228,540	9.8

Operating income	89,831	89,718	0.1	357,652	322,456	10.9

Nonoperating income (expenses)	5	(541)	nm	(2,798)	(5,905)	52.6

Income before income taxes, noncontrolling interests and equity in income of equity investments	89,836	89,177	0.7	354,854	316,551	12.1
Income taxes	30,767	29,497	4.3	115,102	102,597	12.2

Income before noncontrolling interests and equity in income of equity investments	59,069	59,680	(1.0)	239,752	213,954	12.1
Equity in income of equity investments	3,188	1,234	nm	10,171	8,708	16.8

Net income	62,257	60,914	2.2	249,923	222,662	12.2
Net income attributable to noncontrolling interests	(1,395)	(1,040)	(34.1)	(5,643)	(2,103)	nm

Net income attributable to TSYS common shareholders	$60,862	59,874	1.7%	$244,280	220,559	10.8%

Basic earnings per share	$0.33	0.31	3.7%	$1.30	1.15	13.1%

Diluted earnings per share	$0.32	0.31	3.4%	$1.29	1.15	12.5%

Dividends declared per share	$0.10	0.10		$0.40	0.31

nm = not meaningful

- more -

TSYS Announces Fourth Quarter 2012 Earnings

TSYS

Consolidated Statements of Comprehensive Income

(unaudited)

(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011

Net income	$62,257	60,914	249,923	222,662
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	(2,257)	(2,944)	678	1,133
Postretirement healthcare plan adjustments	(415)	263	(1,665)	1,056

Other comprehensive income (loss)	(2,672)	(2,681)	(987)	2,189

Comprehensive income	59,585	58,233	248,936	224,851
Comprehensive income attributable to noncontrolling interests	(1,041)	(1,146)	2,803	2,152

Comprehensive income attributable to TSYS common shareholders	$60,626	59,379	246,133	222,699

- more -

TSYS Announces Fourth Quarter 2012 Earnings

TSYS

Earnings Per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended		Three Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31, 2012		December 31, 2011		December 31, 2012		December 31, 2011
	Common	Participating	Common	Participating	Common	Participating	Common	Participating
	Stock	Securities	Stock	Securities	Stock	Securities	Stock	Securities

Basic Earnings per share:
Net income	$60,862		59,874		$244,280		220,559
Less income allocated to nonvested awards	(186)	186	(213)	213	(800)	800	(805)	805

Net income allocated to common stock for EPS calculation ( a )	$60,676	186	59,661	213	$243,480	800	219,754	805

Average common shares outstanding ( b )	185,888	583	189,506	684	187,403	627	191,239	707

Average common shares and participating securities	186,471		190,190		188,030		191,946

Basic Earnings per share ( a )/( b )	$0.33	0.32	0.31	0.31	$1.30	1.29	1.15	1.14

Diluted Earnings per share:
Net income	$60,862		59,874		$244,280		220,559
Less income allocated to nonvested awards	(186)	186	(212)	212	(796)	796	(804)	804

Net income allocated to common stock for EPS calculation ( c )	$60,676	186	59,662	212	$243,484	796	219,755	804

Average common shares outstanding	185,888	583	189,506	684	187,403	627	191,239	707
Increase due to assumed issuance of shares related to common equivalent shares outstanding	983		517		1,262		345

Average common and common equivalent shares outstanding ( d )	186,871	583	190,023	684	188,665	627	191,584	707

Average common and common equivalent shares and participating securities	187,454		190,707		189,292		192,291

Diluted Earnings per share ( c )/( d )	$0.32	0.32	0.31	0.31	$1.29	1.27	1.15	1.14

- more -

TSYS Announces Fourth Quarter 2012 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,
			Change				Change
	2012	2011	$	%	2012	2011	$	%
Revenues before reimbursable items
North America Services	$213,639	209,618	4,021	1.9%	$826,750	809,069	17,681	2.2%
International Services	102,427	102,792	(365)	(0.4)%	396,149	380,129	16,020	4.2%
Merchant Services	105,855	100,379	5,476	5.5%	409,698	373,159	36,539	9.8%
Intersegment revenues	(3,352)	(5,106)	1,754	34.4%	(14,106)	(21,659)	7,553	34.9%

Revenues before reimbursable items from external customers	$418,569	407,683	10,886	2.7%	$1,618,491	1,540,698	77,793	5.0%

Total revenues
North America Services	$247,612	246,190	1,422	0.60%	$965,393	954,550	10,843	1.1%
International Services	107,000	106,560	440	0.4%	413,467	394,831	18,636	4.7%
Merchant Services	129,413	126,224	3,189	2.5%	512,580	487,997	24,583	5.0%
Intersegment revenues	(4,925)	(6,740)	1,815	26.9%	(20,468)	(28,412)	7,944	28.0%

Revenues from external customers	$479,100	472,234	6,866	1.5%	$1,870,972	1,808,966	62,006	3.4%

Depreciation and amortization
North America Services	$18,817	18,767	50	0.3%	$74,674	78,155	(3,481)	(4.5)%
International Services	14,510	15,373	(863)	(5.6)%	57,127	51,888	5,239	10.1%
Merchant Services	9,509	8,893	616	6.9%	36,252	36,124	128	0.4%
Corporate Admin	446	729	(283)	(38.8)%	2,557	2,998	(441)	(14.7)%

Total depreciation and amortization	$43,282	43,762	(480)	(1.1)%	$170,610	169,165	1,445	0.9%

Segment operating income
North America Services	$77,801	66,560	11,241	16.9%	$287,595	253,844	33,751	13.3%
International Services	6,058	11,983	(5,925)	(49.4)%	27,335	41,408	(14,073)	(34.0)%
Merchant Services	30,438	32,958	(2,520)	(7.6)%	132,115	112,986	19,129	16.9%
Corporate Admin	(24,466)	(21,783)	(2,683)	(12.3)%	(89,393)	(85,782)	(3,611)	(4.2)%

Operating income	$89,831	89,718	113	0.1%	$357,652	322,456	35,196	10.9%

Other:
Reimbursable items:
North America Services	$33,973	36,572	(2,599)	(7.1)%	$138,643	145,481	(6,838)	(4.7)%
International Services	4,573	3,768	805	21.4%	17,318	14,702	2,616	17.8%
Merchant Services	23,558	25,845	(2,287)	(8.8)%	102,882	114,838	(11,956)	(10.4)%
Intersegment revenues	(1,573)	(1,634)	61	3.7%	(6,362)	(6,753)	391	5.8%

Reimbursable items	$60,531	64,551	(4,020)	(6.2)%	$252,481	268,268	(15,787)	(5.9)%

Volumes:
FTEs (full-time equivalents)
North America Services					4,096	4,318	(222)	(5.1)%
International Services					2,404	2,376	28	1.2%
Merchant Services					1,481	1,158	323	27.9%
Corporate Admin					425	397	28	7.1%

FTEs					8,406	8,249	157	1.9%

					At		Change
					12/31/2012	12/31/2011	$	%
Total assets (in thousands)
North America Services					$1,747,096	1,621,664	125,432	7.7%
International Services					445,642	433,203	12,439	2.9%
Merchant Services					696,426	487,858	208,568	42.8%
Intersegment assets					(870,406)	(684,333)	(186,073)	(27.2)%

Total assets					$2,018,758	1,858,392	160,366	8.6%

	Three Months Ended December 31,				Twelve Months Ended December 31,
			Change				Change
	2012	2011	Inc(Dec)%		2012	2011	Inc(Dec)%
North America Segment:
Accounts on File (AOF) (in millions)					424.8	351.4	73.4	20.9%
Transactions (in millions)	2,194.7	1,947.8	246.9	12.7%	8,102.3	7,218.4	884.0	12.2%

International Segment:
AOF (in millions)					54.6	52.8	1.8	3.5%
Transactions (in millions)	474.0	399.5	74.5	18.6%	1,674.5	1,426.7	247.8	17.4%

Merchant Segment:
Point-of-sale Transactions (in millions)	1,153.2	1,216.4	(63.2)	(5.2)%	4,877.6	4,955.5	(77.9)	(1.6)%

- more -

TSYS Announces Fourth Quarter 2012 Earnings

TSYS

Balance Sheet

(unaudited)

(in thousands)

	Dec 31, 2012	Dec 31, 2011
Assets
Current assets:
Cash and cash equivalents	$247,612	316,337
Accounts receivable, net	247,075	248,541
Deferred income tax assets	9,825	12,872
Prepaid expenses and other current assets	70,206	72,431

Total current assets	574,718	650,181
Goodwill	513,273	355,498
Property and equipment, net	260,389	266,608
Computer software, net	226,017	215,244
Contract acquisition costs, net	161,267	162,987
Equity investments, net	87,764	82,924
Other intangible assets, net	130,054	81,250
Deferred income tax assets, net	5,334	4,069
Other assets	59,942	39,631

Total assets	$2,018,758	1,858,392

Liabilities
Current liabilities:
Accounts payable	$63,370	26,095
Current portion of notes payable	27,687	181,251
Accrued salaries and employee benefits	26,243	33,004
Current portion of obligations under capital leases	13,263	14,363
Other current liabilities	94,505	125,863

Total current liabilities	225,068	380,576
Long-term debt, excluding current portion	174,533	39,104
Deferred income tax liabilities	48,771	32,889
Obligations under capital leases, excluding current portion	17,155	24,489
Other long-term liabilities	68,791	60,325

Total liabilities	534,318	537,383

Redeemable noncontrolling interest	39,505	—

Equity
Shareholders’ equity:
Common stock	20,247	20,186
Additional paid-in capital	141,793	125,948
Accumulated other comprehensive income (loss), net	1,408	(445)
Treasury stock	(287,301)	(225,034)
Retained earnings	1,549,063	1,380,634

Total shareholders’ equity	1,425,210	1,301,289

Noncontrolling interests in consolidated subsidiaries	19,725	19,720

Total equity	1,444,935	1,321,009

Total liabilities and equity	$2,018,758	1,858,392

- more -

TSYS Announces Fourth Quarter 2012 Earnings

TSYS

Cash Flow

(unaudited)

(in thousands)

	Twelve Months Ended December 31,
	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$249,923	222,662
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(10,171)	(8,708)
Dividends received from equity investments	7,524	6,835
Net loss on foreign currency translation	2,012	3,091
Depreciation and amortization	170,610	169,165
Amortization of debt issuance costs	298	160
Changes in fair value of private equity investments	(898)	—
Share-based compensation	18,621	16,477
Excess tax benefit from share-based payment arrangements	(1,259)	523
Asset impairments	—	799
Provisions for bad debt expense and billing adjustments	1,054	1,552
Charges for transaction processing provisions	2,803	4,750
Deferred income tax expense (benefit)	285	1,491
(Gain) loss on disposal of equipment, net	324	(1,159)
Changes in operating assets and liabilities:
Accounts receivable	2,855	(7,044)
Prepaid expenses, other current assets and other long-term assets	(2,945)	23,099
Accounts payable	37,206	(15,512)
Accrued salaries and employee benefits	(7,083)	4,492
Other current liabilities and other long-term liabilities	(15,406)	13,646

Net cash provided by operating activities	455,753	436,319

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment, net	(31,434)	(26,938)
Additions to licensed computer software from vendors	(33,001)	(19,502)
Additions to internally developed computer software	(19,285)	(17,882)
Proceeds from sale of trade name	—	4,500
Proceeds from disposition, net of expenses paid and cash disposed	39	—
Cash used in acquisitions, net of cash acquired	(188,698)	(47,909)
Purchase of private equity investments	(3,031)	(1,573)
Subsidiary repurchase of noncontrolling interest	—	(493)
Additions to contract acquisition costs	(34,384)	(31,623)

Net cash used in investing activities	(309,794)	(141,420)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt borrowings and capital lease obligations	(200,052)	(28,892)
Proceeds from borrowings of long-term debt	150,000	—
Proceeds from exercise of stock options	9,672	8,065
Excess tax benefit from share-based payment arrangements	1,259	(523)
Repurchase of common stock	(74,939)	(121,271)
Debt issuance costs	(2,073)	—
Purchase of noncontrolling interests	—	(174,050)
Subsidiary dividends paid to noncontrolling shareholders	(2,797)	(433)
Dividends paid on common stock	(94,035)	(53,949)

Net cash used in financing activities	(212,965)	(371,053)

CASH AND CASH EQUIVALENTS:
Effect of exchange rate changes on cash and cash equivalents	(1,719)	(2,304)

Net increase (decrease) in cash and cash equivalents	(68,725)	(78,458)
Cash and cash equivalents at beginning of period	316,337	394,795

Cash and cash equivalents at end of period	$247,612	316,337

- more -

TSYS Announces Fourth Quarter 2012 Earnings

Supplemental Information:

	Accounts on File
	Total
(in millions)	December 2012	December 2011	% Change
Consumer Credit	200.5	195.0	2.8
Retail	25.0	24.6	2.0

Total Consumer	225.5	219.6	2.7
Commercial	37.1	35.2	5.3
Other	12.8	7.9	61.4

Subtotal	275.4	262.7	4.8
Prepaid/Stored Value	115.9	85.2	36.1
Government Services	57.0	29.7	92.0
Commercial Card Single Use	31.1	26.6	17.1

Total AOF	479.4	404.2	18.6

Growth in Accounts on File (in millions):

	December 2011 to December 2012	December 2010 to December 2011
Beginning balance	404.2	342.9
Change in accounts on file due to:
Internal growth of existing clients	31.5	33.9
New clients	80.1	43.4
Purges/Sales	(33.6)	(15.3)
Deconversions	(2.8)	(0.7)

Ending balance	479.4	404.2

- more -

TSYS Announces Fourth Quarter 2012 Earnings

Reconciliation of GAAP to Non-GAAP

Non-GAAP Measures

The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents year-to-date 2012 financial results using the previous year’s foreign currency exchange rates. On a year-to-date constant currency basis, TSYS’ total revenues grew 3.8% as compared to a reported GAAP increase of 3.4%.

The schedule below also provides a reconciliation of revenues and operating margin excluding reimbursable items to reported revenues and operating margin. On a year-to-date basis, TSYS’ total revenues excluding reimbursable items grew 5.0% as compared to a reported GAAP increase of 3.4%. On a year-to-date basis, TSYS’ operating margin excluding reimbursable items was 22.1% as compared to a reported GAAP margin of 19.1%.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

- more -

TSYS Announces Fourth Quarter 2012 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2012	2011	Change	2012	2011	Change
Consolidated
Constant currency (1)	$479,027	472,234	1.4%	$1,876,979	1,808,966	3.8%
Foreign currency (2)	73	—		(6,007)	—

Total revenues	$479,100	472,234	1.5%	$1,870,972	1,808,966	3.4%

Constant currency (1)	$88,830	89,718	(1.0)%	$352,955	322,456	9.5%
Foreign currency (2)	1,001	—		4,697	—

Operating income	$89,831	89,718	0.1%	$357,652	322,456	10.9%

International Services
Constant currency (1)	$106,985	106,560	0.4%	$419,993	394,831	6.4%
Foreign currency (2)	15	—		(6,526)	—

Total revenues	$107,000	106,560	0.4%	$413,467	394,831	4.7%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Operating Margin Excluding Reimbursable Items

(unaudited)

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2012	2011	Change	2012	2011	Change
Operating income (a)	$89,831	89,718	0.1	$357,652	322,456	10.9

Total Revenues (b)	$479,100	472,234	1.5	$1,870,972	1,808,966	3.4
Less reimbursable items	60,531	64,551	(6.2)	252,481	268,268	(5.9)

Revenues before reimbursable items ( c )	$418,569	407,683	2.7	$1,618,491	1,540,698	5.0

Operating margin (GAAP) (a) / (b)	18.75%	19.00%	-25 bps	19.12%	17.83%	129 bps
Operating margin excluding reimbursable items (a) / (c)	21.46%	22.01%	-55 bps	22.10%	20.93%	117 bps

- ### -